© 2024 Wells Fargo Bank, N.A. All rights reserved. 3Q24 Financial Results October 11, 2024 Exhibit 99.3

23Q24 Financial Results 3Q24 results Financial Results ROE: 11.7% ROTCE: 13.9%1 Efficiency ratio: 64%2 Credit Quality Capital and Liquidity CET1 ratio: 11.3%6 LCR: 127%7 TLAC ratio: 25.3%8 • Provision for credit losses5 of $1.1 billion – Total net loan charge-offs of $1.1 billion, up $261 million, with net loan charge-offs of 0.49% of average loans (annualized) – Allowance for credit losses for loans of $14.7 billion, down 2% • Common Equity Tier 1 (CET1) capital6 of $138.3 billion • CET1 ratio6 of 11.3% under the Standardized Approach • Liquidity coverage ratio (LCR)7 of 127% • Net income of $5.1 billion, or $1.42 per diluted common share, included: – $(447) million, or $(0.10) per share, of net losses on debt securities related to a repositioning of the investment securities portfolio • Revenue of $20.4 billion, down 2% – Net interest income of $11.7 billion, down 11% – Noninterest income of $8.7 billion, up 12% • Noninterest expense of $13.1 billion, down slightly • Pre-tax pre-provision profit3 of $7.3 billion, down 6% • Effective income tax rate of 17.2%4 • Average loans of $910.3 billion, down 3% • Average deposits of $1.3 trillion, stable Comparisons in the bullet points are for 3Q24 versus 3Q23, unless otherwise noted. Endnotes are presented starting on page 18.

33Q24 Financial Results 3Q24 earnings Quarter ended $ Change from $ in millions, except per share data 3Q24 2Q24 3Q23 2Q24 3Q23 Net interest income $11,690 11,923 13,105 ($233) (1,415) Noninterest income 8,676 8,766 7,752 (90) 924 Total revenue 20,366 20,689 20,857 (323) (491) Net charge-offs 1,111 1,303 864 (192) 247 Change in the allowance for credit losses (46) (67) 333 21 (379) Provision for credit losses1 1,065 1,236 1,197 (171) (132) Noninterest expense 13,067 13,293 13,113 (226) (46) Pre-tax income 6,234 6,160 6,547 74 (313) Income tax expense (benefit)2 1,064 1,251 811 (187) 253 Effective income tax rate (%) 17.2% 20.3 12.3 (308) bps 489 Net income $5,114 4,910 5,767 $204 (653) Diluted earnings per common share $1.42 1.33 1.48 $0.09 (0.06) Diluted average common shares (# mm) 3,425.1 3,486.2 3,680.6 (61) (256) Return on equity (ROE) 11.7% 11.5 13.3 18 bps (156) Return on average tangible common equity (ROTCE)3 13.9 13.7 15.9 16 (207) Efficiency ratio 64 64 63 (9) 128 Endnotes are presented starting on page 18.

43Q24 Financial Results Net Interest Income ($ in millions) 13,105 12,771 12,227 11,923 11,690 Net Interest Margin (NIM) on a taxable-equivalent basis 3Q23 4Q23 1Q24 2Q24 3Q24 2.67% Net interest income • Net interest income down $1.4 billion, or 11%, from 3Q23 driven by higher funding costs reflecting customer migration to higher yielding deposit products, and deposit mix and pricing changes, including increased pricing on sweep deposits in advisory brokerage accounts, as well as lower loan balances, partially offset by higher yields on earning assets • Net interest income down $233 million, or 2%, from 2Q24 driven by increased pricing on sweep deposits in advisory brokerage accounts, as well as continued customer migration to higher yielding deposit products and other deposit pricing changes 3.03% 2.92% 2.81% 2.75% 1 Endnotes are presented starting on page 18. $128 million of the $233 million decline from 2Q24 due to increased pricing on sweep deposits in advisory brokerage accounts

Loans and deposits

WELLS FARGO

Average Loans Outstanding *($ in billions)*



943.2
938.0
928.1
917.0
910.3
391.7
389.7
386.0
382.2
379.7
6.23%
6.35%
6.38%
6.40%
6.41%
551.5
548.3
542.1
534.8
530.6
Total Average Loan Yield
Consumer Loans
Commercial Loans
3Q23
4Q23
1Q24
2Q24
3Q24

- Average loans down $32.9 billion, or 3%, year-over-year (YoY) and down $6.7 billion, or 1%, from 2Q24 driven by declines in most loan categories, partially offset by higher credit card loan balances
- Total average loan yield of 6.41%, up 18 bps YoY reflecting the impact of higher interest rates and up 1 bp from 2Q24
- Period-end loans of $909.7 billion, down $32.7 billion, or 3%, YoY and down $8.2 billion, or 1%, from 2Q24

Period-End Loans Outstanding *($ in billions)*

		3Q24	vs 2Q24	vs 3Q23
Commercial	$	530.6	(1)%	(4)%
Consumer		379.1	(1)	(3)
Total loans	**$**	**909.7**	**(1)%**	**(3)%**

Average Deposits *($ in billions)*



1,340.3
1,340.9
1,341.6
1,346.5
1,341.7
113.9
122.9
119.6
111.1
92.6
107.5
102.1
101.5
102.8
108.0
157.2
173.1
183.3
187.5
194.3
160.6
163.3
164.0
166.9
173.2
801.1
779.5
773.2
778.2
773.6
Corporate
Wealth and Investment Management
Corporate and Investment Banking
Commercial Banking
Consumer Banking and Lending
3Q23
4Q23
1Q24
2Q24
3Q24

- Average deposits up $1.4 billion YoY as higher cost CDs issued by Corporate Treasury were replaced by growth in customer deposits; down $4.8 billion from 2Q24
- Period-end deposits down $4.4 billion YoY and down $16.3 billion, or 1%, from 2Q24

Period-End Deposits *($ in billions)*

		3Q24	vs 2Q24	vs 3Q23
Consumer Banking and Lending	$	775.7	(1)%	(3)%
Commercial Banking		178.4	6	11
Corporate and Investment Banking		199.7	(1)	23
Wealth and Investment Management		112.5	8	9
Corporate		83.3	(25)	(35)
Total deposits	**$**	**1,349.6**	**(1)%**	**— %**
Average deposit cost		**1.91 %**	**0.07**	**0.55**

3Q24 Financial Results
5

Noninterest income

WELLS FARGO



Noninterest Income ($ in millions)
7,752
7,707
8,636
8,766
8,676
2,791
2,788
2,957
3,029
3,109
1,551
1,568
1,597
1,618
1,675
1,265
1,070
1,454
1,442
1,438
492
455
627
641
672
1,098
1,027
1,061
1,101
1,096
555
799
940
935
686
3Q23
4Q23
1Q24
2Q24
3Q24
Investment advisory fees and brokerage commissions[1]
Deposit and lending-related fees
Net gains from trading activities
Investment banking fees
Card fees
All other[2]

- Noninterest income increased $924 million, or 12%, from 3Q23
  - Investment advisory fees and brokerage commissions[1] up $318 million, or 11%, driven by higher asset-based fees reflecting higher market valuations, as well as higher brokerage transaction activity
  - Deposit and lending-related fees up $124 million, or 8%, driven by higher deposit-related fees including higher treasury management fees
  - Net gains from trading activities up $173 million, or 14%, reflecting higher trading activity across most fixed income asset classes, partially offset by lower revenue in equities
  - Investment banking fees up $180 million, or 37%, as stronger debt underwriting was partially offset by lower advisory fee income
  - All other[2] up $131 million and included the impact from the 1Q24 adoption of a new accounting standard for renewable energy tax credit investments[3], as well as improved results from our venture capital investments, partially offset by higher net losses on debt securities related to a repositioning of the investment securities portfolio
- Noninterest income down $90 million, or 1%, from 2Q24
  - Investment advisory fees and brokerage commissions[1] up $80 million, or 3%, driven by higher asset-based fees, as well as higher brokerage transaction activity
  - All other[2] down $249 million and included higher net losses on debt securities related to a repositioning of the investment securities portfolio, partially offset by improved results from our venture capital investments

Endnotes are presented starting on page 18.

3Q24 Financial Results

6

73Q24 Financial Results 13,113 15,786 14,338 13,293 13,067 4,157 4,319 3,929 4,173 4,246 8,627 8,212 9,492 8,575 8,591 1,931 Operating Losses FDIC Special Assessment Personnel Expense Non-personnel Expense 3Q23 4Q23 1Q24 2Q24 3Q24 Noninterest expense • Noninterest expense down $46 million from 3Q23 – Personnel expense down $36 million and reflected the impact of efficiency initiatives and lower severance expense, largely offset by higher revenue- related compensation expense predominantly in Wealth and Investment Management – Non-personnel expense up $89 million, or 2%, and included higher technology and equipment expense, partially offset by the impact of efficiency initiatives, including lower professional and outside services expense • Noninterest expense down $226 million, or 2%, from 2Q24 – Operating losses down $200 million primarily driven by lower customer remediation accruals – FDIC special assessment2 reflected updates to the estimated amount of our assessment – Non-personnel expense up $73 million, or 2%, and included higher technology and equipment expense Noninterest Expense ($ in millions) Headcount (Period-end, '000s) 3Q23 4Q23 1Q24 2Q24 3Q24 227 226 225 223 220 493 633 355 329 9691 Endnotes are presented starting on page 18. 52 1 284 1 293 (63)

Credit quality: net loan charge-offs

WELLS FARGO

Provision for Credit Losses[1] and Net Loan Charge-offs *($ in millions)*


1,197
850
0.36%
1,282
1,252
0.53%
938
1,149
0.50%
1,236
1,301
0.57%
1,065
1,111
0.49%
3Q23
4Q23
1Q24
2Q24
3Q24
Provision for Credit Losses[1]
Net Loan Charge-offs
Net Loan Charge-off Ratio

- Commercial net loan charge-offs down $145 million to 24 bps of average loans (annualized) reflecting an $87 million decrease in commercial real estate (CRE) net loan charge-offs and $59 million lower commercial & industrial net loan charge-offs
  - CRE net loan charge-offs of $184 million, or 51 bps of average loans (annualized) predominantly driven by CRE office net loan charge-offs
- Consumer net loan charge-offs down $45 million to 83 bps of average loans (annualized) reflecting a $48 million decrease in credit card net loan charge-offs
- Nonperforming assets of $8.4 billion, down $266 million, or 3%, predominantly driven by lower CRE nonaccrual loans and lower residential mortgage nonaccrual loans
  - CRE nonaccrual loans of $4.1 billion, down $206 million primarily driven by a $164 million decrease in CRE office nonaccruals including paydowns and net loan charge-offs

Comparisons in the bullet points are for 3Q24 versus 2Q24. Endnotes are presented starting on page 18.

3Q24 Financial Results
8

93Q24 Financial Results Credit quality: allowance for credit losses for loans Allowance for Credit Losses for Loans ($ in millions) • Allowance for credit losses for loans (ACL) down $50 million as modest ACL declines across most asset classes were largely offset by a higher ACL for credit card loans on higher loan balances – Allowance coverage for total loans up 2 bps from 3Q23 and up 1 bp from 2Q24 • CRE Office ACL of $2.4 billion, up $17 million – CRE Office ACL as a % of loans of 8.3%, up modestly from 8.0% ◦ Corporate and Investment Banking (CIB) CRE Office ACL as a % of loans of 11.4%, up modestly from 11.1% 15,064 15,088 14,862 14,789 14,739 8,310 8,412 8,317 8,236 8,092 6,754 6,676 6,545 6,553 6,647 Commercial Consumer Allowance coverage for total loans 3Q23 4Q23 1Q24 2Q24 3Q24 1.61%1.60% 1.61% 1.61% 1.62% 1 CRE Allowance for Credit Losses (ACL) and Nonaccrual Loans, as of 9/30/24 ($ in millions) Allowance for Credit Losses Loans Outstanding ACL as a % of Loans Nonaccrual Loans CIB CRE Office $ 2,128 18,672 11.4% $ 3,353 All other CRE Office 292 10,324 2.8 176 Total CRE Office 2,420 28,996 8.3 3,529 All other CRE 1,233 112,414 1.1 586 Total CRE $ 3,653 141,410 2.6% $ 4,115 Comparisons in the bullet points are for 3Q24 versus 2Q24, unless otherwise noted.

Capital and liquidity

WELLS FARGO



Common Equity Tier 1 Ratio under the Standardized Approach[1]
11.0%
11.4%
11.2%
11.0%
11.3%
9.8% Regulatory Minimum and Buffers[2], effective 10/1/24
3Q23
4Q23
1Q24
2Q24
3Q24 Estimated

Capital Position

- Common Equity Tier 1 (CET1) ratio[1] of 11.3% at September 30, 2024
- CET1 ratio up 30 bps from both 3Q23 and 2Q24
  - An increase in accumulated other comprehensive income reflecting lower interest rates and tighter spreads on mortgage-backed securities benefited the CET1 ratio by 28 bps from 2Q24
- As of 10/1/24, the Company's stress capital buffer (SCB) increased to 3.8% resulting in a CET1 regulatory minimum and buffers[2] of 9.8%

Capital Return

- $3.5 billion in gross common stock repurchases, or 62 million shares, in 3Q24; period-end common shares outstanding down 292.4 million, or 8%, from 3Q23
- 3Q24 common stock dividend increased to $0.40 per share, up from $0.35 per share in 2Q24; $1.4 billion in common stock dividends paid in 3Q24

Total Loss Absorbing Capacity (TLAC)

- As of September 30, 2024, our TLAC as a percentage of total risk-weighted assets[3] was 25.3% compared with the required minimum of 21.5%

Liquidity Position

- Strong liquidity position with a 3Q24 LCR[4] of 127% which remained above our regulatory minimum of 100%

Endnotes are presented starting on page 18.

3Q24 Financial Results

10

Consumer Banking and Lending

WELLS FARGO

Summary Financials

$ in millions (mm)	3Q24	vs. 2Q24	vs. 3Q23
Revenue by line of business:			
Consumer, Small and Business Banking (CSBB)	$6,222	$93	(324)
Consumer Lending:			
Home Lending	842	19	2
Credit Card	1,471	19	(23)
Auto	273	(9)	(87)
Personal Lending	316	(4)	(25)
Total revenue	**9,124**	**118**	**(457)**
Provision for credit losses	930	(2)	162
Noninterest expense	5,624	(77)	(289)
Pre-tax income	2,570	197	(330)
Net income	**$1,924**	**$147**	**(249)**

Selected Metrics

		3Q24	2Q24	3Q23
Return on allocated capital[1]		16.3 %	15.1	19.1
Efficiency ratio[2]		62	63	62
Retail bank branches	#	4,196	4,227	4,355
Digital (online and mobile) active customers[3] (mm)		35.8	35.6	34.6
Mobile active customers[3] (mm)		31.2	30.8	29.6

- Total revenue down 5% YoY and up 1% from 2Q24
  - CSBB down 5% YoY driven by lower deposit balances and the impact of customer migration to higher yielding deposit products including promotional savings and time deposit accounts, partially offset by higher deposit-related fees; up 2% from 2Q24 on higher net interest income
  - Home Lending up 2% from 2Q24 largely driven by higher servicing income
  - Credit Card down 2% YoY as higher loan balances were more than offset by lower fee revenue; up 1% from 2Q24 driven by higher loan balances
  - Auto down 24% YoY driven by lower loan balances and loan spread compression
  - Personal Lending down 7% YoY driven by lower loan balances and loan spread compression
- Noninterest expense down 5% YoY reflecting lower operating costs and lower operating losses, as well as the impact of efficiency initiatives; down 1% from 2Q24 on lower operating losses

Average Balances and Selected Credit Metrics

$ in billions	3Q24	2Q24	3Q23
Balances			
Loans	$323.6	325.9	335.5
Deposits	773.6	778.2	801.1
Credit Performance			
Net charge-offs as a % of average loans	1.07 %	1.12	0.85

Endnotes are presented starting on page 18.

3Q24 Financial Results

11

123Q24 Financial Results Consumer Banking and Lending Retail Mortgage Loan Originations ($ in billions) Auto Loan Originations ($ in billions) Credit Card Point of Sale (POS) Volume ($ in billions) Debit Card Purchase Volume and Transactions1 6.4 4.5 3.5 5.3 5.5 Refinances as a % of Retail Originations 3Q23 4Q23 1Q24 2Q24 3Q24 124.5 126.1 121.5 128.2 126.8 Purchase Volume ($ in billions) Purchase Transactions (billions) 3Q23 4Q23 1Q24 2Q24 3Q24 4.1 3.3 4.1 3.7 4.1 3Q23 4Q23 1Q24 2Q24 3Q24 39.4 41.2 39.1 42.9 43.4 3Q23 4Q23 1Q24 2Q24 3Q24 2.6 2.5 2.4 2.6 2.6 16% 24% 18% 13% 20% Endnotes are presented starting on page 18.

133Q24 Financial Results Commercial Banking • Total revenue down 2% YoY and up 7% from 2Q24 – Middle Market Banking revenue down 1% YoY driven by lower net interest income reflecting the impact of higher deposit costs, partially offset by higher treasury management fees; up 2% from 2Q24 on higher net interest income – Asset-Based Lending and Leasing revenue down 4% YoY on lower net interest income and lease income, partially offset by improved results from equity investments; up 18% from 2Q24 and included higher revenue from equity investments • Noninterest expense down 4% YoY and down 2% from 2Q24 on lower personnel expense reflecting the impact of efficiency initiatives Summary Financials $ in millions 3Q24 vs. 2Q24 vs. 3Q23 Revenue by line of business: Middle Market Banking $2,187 $34 (25) Asset-Based Lending and Leasing 1,146 177 (47) Total revenue 3,333 211 (72) Provision for credit losses 85 56 33 Noninterest expense 1,480 (26) (63) Pre-tax income 1,768 181 (42) Net income $1,318 $136 (36) Selected Metrics 3Q24 2Q24 3Q23 Return on allocated capital 19.2% 17.3 20.2 Efficiency ratio 44 48 45 Average loans by line of business ($ in billions) Middle Market Banking $127.3 128.2 120.5 Asset-Based Lending and Leasing 94.8 96.2 103.9 Total loans $222.1 224.4 224.4 Average deposits 173.2 166.9 160.6

Corporate and Investment Banking

WELLS FARGO

Summary Financials

$ in millions	3Q24	vs. 2Q24	vs. 3Q23
Revenue by line of business:			
Banking:			
Lending	$698	$10	(23)
Treasury Management and Payments	695	8	(52)
Investment Banking	419	(11)	(11)
Total Banking	1,812	7	(86)
Commercial Real Estate	1,364	81	(12)
Markets:			
Fixed Income, Currencies and Commodities (FICC)	1,327	99	179
Equities	396	(162)	(122)
Credit Adjustment (CVA/DVA) and Other	31	24	43
Total Markets	1,754	(39)	100
Other	(19)	24	(14)
Total revenue	**4,911**	**73**	**(12)**
Provision for credit losses	26	(259)	(298)
Noninterest expense	2,229	59	47
Pre-tax income	2,656	273	239
Net income	**$1,992**	**$207**	**176**

Selected Metrics

	3Q24	2Q24	3Q23
Return on allocated capital	17.1 %	15.4	15.5
Efficiency ratio	45	45	44

- Total revenue down slightly YoY and up 2% from 2Q24
  - Banking revenue down 5% YoY driven by higher deposit costs and lower loan balances
  - Commercial Real Estate revenue down 1% YoY and included the impact of lower loan balances, partially offset by higher capital markets revenue; up 6% from 2Q24 primarily driven by higher capital markets revenue and higher treasury management revenue
  - Markets revenue up 6% YoY on higher revenue in rates products, structured products, and municipals, partially offset by lower revenue in equities; down 2% from 2Q24 on lower equities revenue, partially offset by higher trading activity across most FICC products
- Noninterest expense up 2% YoY driven by higher operating losses and operating costs, partially offset by the impact of efficiency initiatives; up 3% from 2Q24 predominantly due to higher personnel expense and higher operating losses

Average Balances *($ in billions)*

Loans by line of business	3Q24	2Q24	3Q23
Banking	$86.5	86.1	94.0
Commercial Real Estate	124.1	128.1	135.6
Markets	64.6	61.6	62.1
Total loans	$275.2	275.8	291.7
Deposits	194.3	187.5	157.2
Trading-related assets	234.2	219.5	204.4

3Q24 Financial Results

14

153Q24 Financial Results Wealth and Investment Management Summary Financials $ in millions 3Q24 vs. 2Q24 vs. 3Q23 Net interest income $842 ($64) (165) Noninterest income 3,036 84 341 Total revenue 3,878 20 176 Provision for credit losses 16 30 26 Noninterest expense 3,154 (39) 148 Pre-tax income 708 29 2 Net income $529 $45 — Selected Metrics ($ in billions) 3Q24 2Q24 3Q23 Return on allocated capital 31.5% 29.0 32.8 Efficiency ratio 81 83 81 Average loans $82.8 83.2 82.2 Average deposits 108.0 102.8 107.5 Client assets Advisory assets 993 945 825 Other brokerage assets and deposits 1,301 1,255 1,123 Total client assets $2,294 2,200 1,948 • Total revenue up 5% YoY and up 1% from 2Q24 – Net interest income down 16% YoY driven by higher deposit costs reflecting increased pricing on sweep deposits in advisory brokerage accounts and customer reallocation of cash into higher yielding alternatives – Noninterest income up 13% YoY on higher asset-based fees reflecting an increase in market valuations, as well as higher brokerage transaction activity; up 3% from 2Q24 driven by higher asset-based fees and higher brokerage transaction activity • Noninterest expense up 5% YoY as higher revenue-related compensation was partially offset by lower operating costs and the impact of efficiency initiatives; down 1% from 2Q24 on lower operating losses, partially offset by higher revenue-related compensation

163Q24 Financial Results Corporate • Revenue decreased YoY and from 2Q24 on higher net losses on debt securities related to a repositioning of the investment securities portfolio and lower net interest income due to higher crediting rates paid to our operating segments, partially offset by improved results from our venture capital investments • Noninterest expense up YoY and included higher operating losses; down from 2Q24 and included lower FDIC assessments and lower operating losses Summary Financials $ in millions 3Q24 vs. 2Q24 vs. 3Q23 Net interest income ($415) ($271) (146) Noninterest income 78 (314) 57 Total revenue (337) (585) (89) Provision for credit losses 8 4 (55) Noninterest expense 580 (143) 111 Pre-tax loss (925) (446) (145) Income tax benefit (330) (173) 311 Less: Net loss from noncontrolling interests 54 58 88 Net loss ($649) ($331) (544)

173Q24 Financial Results 2024 Outlook Expect 2024 net interest income to be down ~9% from 2023 level of $52.4 billion • 4Q24 net interest income is expected to be roughly in-line with 3Q24 Net Interest Income Noninterest Expense Expect 2024 noninterest expense to be ~$54.0 billion, unchanged from prior guidance • As previously disclosed, we have outstanding litigation, regulatory, and customer remediation matters that could impact operating losses

183Q24 Financial Results Endnotes Page 2 – 3Q24 results 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 20. 2. The efficiency ratio is noninterest expense divided by total revenue. 3. Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle. 4. In first quarter 2024, we adopted a new accounting standard to use the proportional amortization method for renewable energy tax credit investments. Under the proportional amortization method, the amortization of the investments and the related tax impacts are both recognized in income tax expense. Previously, we recognized the amortization of the investments in other noninterest income and the related tax impacts were recognized in income tax expense. 5. Includes provision for credit losses for loans, debt securities, and other financial assets. 6. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 21 for additional information regarding CET1 capital and ratios. CET1 is a preliminary estimate. 7. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. LCR is a preliminary estimate. 8. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. Page 3 – 3Q24 earnings 1. Includes provision for credit losses for loans, debt securities, and other financial assets. 2. In first quarter 2024, we adopted a new accounting standard to use the proportional amortization method for renewable energy tax credit investments. Under the proportional amortization method, the amortization of the investments and the related tax impacts are both recognized in income tax expense. Previously, we recognized the amortization of the investments in other noninterest income and the related tax impacts were recognized in income tax expense. 3. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 20. Page 4 – Net interest income 1. Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. Page 6 – Noninterest income 1. Investment advisory fees and brokerage commissions includes investment advisory and other asset-based fees and commissions and brokerage services fees. 2. All other includes mortgage banking, net gains (losses) from debt securities, net gains (losses) from equity securities, lease income, and other. 3. In first quarter 2024, we adopted a new accounting standard to use the proportional amortization method for renewable energy tax credit investments. Under the proportional amortization method, the amortization of the investments and the related tax impacts are both recognized in income tax expense. Previously, we recognized the amortization of the investments in other noninterest income and the related tax impacts were recognized in income tax expense. Page 7 – Noninterest expense 1. 4Q23 total personnel expense of $9.2 billion included $969 million of severance expense for planned actions. 2. Federal Deposit Insurance Corporation (FDIC) special assessment expense reflects updates provided by the FDIC on losses to the deposit insurance fund.

193Q24 Financial Results Endnotes (continued) Page 8 – Credit quality: net loan charge-offs 1. Includes provision for credit losses for loans, debt securities, and other financial assets. Page 10 – Capital and liquidity 1. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 21 for additional information regarding CET1 capital and ratios. 3Q24 CET1 is a preliminary estimate. 2. Includes a 4.50% minimum requirement, a stress capital buffer of 3.80%, and a G-SIB capital surcharge of 1.50%. 3. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. 4. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. 3Q24 LCR is a preliminary estimate. Page 11 – Consumer Banking and Lending 1. Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends. 2. Efficiency ratio is segment noninterest expense divided by segment total revenue. 3. Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Page 12 – Consumer Banking and Lending 1. Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.

Tangible Common Equity

WELLS FARGO

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company's use of equity.

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

						Quarter ended	
($ in millions)			**Sep 30, 2024**	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023
Return on average tangible common equity:							
Net income applicable to common stock	(A)	$	**4,852**	4,640	4,313	3,160	5,450
Average total equity			**184,368**	181,552	186,669	185,853	184,828
Adjustments:							
Preferred stock			**(18,129)**	(18,300)	(19,291)	(19,448)	(20,441)
Additional paid-in capital on preferred stock			**143**	145	155	157	171
Noncontrolling interests			**(1,748)**	(1,743)	(1,710)	(1,664)	(1,775)
Average common stockholders' equity	(B)		**164,634**	161,654	165,823	164,898	162,783
Adjustments:							
Goodwill			**(25,172)**	(25,172)	(25,174)	(25,173)	(25,174)
Certain identifiable intangible assets (other than MSRs)			**(89)**	(101)	(112)	(124)	(137)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)[1]			**(965)**	(965)	(879)	(878)	(2,539)
Applicable deferred taxes related to goodwill and other intangible assets[2]			**938**	931	924	918	910
Average tangible common equity	(C)	$	**139,346**	136,347	140,582	139,641	135,843
Return on average common stockholders' equity (ROE) (annualized)	(A)/(B)		**11.7 %**	11.5	10.5	7.6	13.3
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)		**13.9**	13.7	12.3	9.0	15.9

1. In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
2. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

3Q24 Financial Results

20

Common Equity Tier 1 under Basel III

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III[1]

($ in billions)			Estimated Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023
Total equity		$	**185.0**	178.1	182.7	187.4	182.4
Adjustments:							
Preferred stock			**(18.6)**	(16.6)	(18.6)	(19.4)	(19.4)
Additional paid-in capital on preferred stock			**0.1**	0.2	0.1	0.1	0.1
Noncontrolling interests			**(1.7)**	(1.7)	(1.7)	(1.7)	(1.7)
Total common stockholders' equity			**164.8**	160.0	162.5	166.4	161.4
Adjustments:							
Goodwill			**(25.2)**	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)			**(0.1)**	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)			**(0.8)**	(1.0)	(1.0)	(0.9)	(0.9)
Applicable deferred taxes related to goodwill and other intangible assets[2]			**0.9**	0.9	0.9	0.9	0.9
Other[3]			**(1.3)**	(0.4)	(0.4)	(0.3)	0.1
Common Equity Tier 1	(A)	$	**138.3**	134.2	136.7	140.8	136.2
Total risk-weighted assets (RWAs) under the Standardized Approach	(B)		**1,220.0**	1,219.5	1,221.6	1,231.7	1,237.1
Total RWAs under the Advanced Approach	(C)		**1,087.4**	1,093.0	1,099.6	1,114.3	1,130.8
Common Equity Tier 1 to total RWAs under the Standardized Approach	(A)/(B)		**11.3 %**	11.0	11.2	11.4	11.0
Common Equity Tier 1 to total RWAs under the Advanced Approach	(A)/(C)		**12.7**	12.3	12.4	12.6	12.0

1. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
2. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
3. Includes a $60 million increase for each period in 2024 and a $120 million increase for each period in 2023 related to a current expected credit loss accounting standard (CECL) transition provision. In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.

3Q24 Financial Results

21

223Q24 Financial Results Disclaimer and forward-looking statements Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company or any of its businesses, including our outlook for future growth; (ii) our expectations regarding noninterest expense and our efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses, our allowance for credit losses, and the economic scenarios considered to develop the allowance; (iv) our expectations regarding net interest income and net interest margin; (v) loan growth or the reduction or mitigation of risk in our loan portfolios; (vi) future capital or liquidity levels, ratios or targets; (vii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (viii) future common stock dividends, common share repurchases and other uses of capital; (ix) our targeted range for return on assets, return on equity, and return on tangible common equity; (x) expectations regarding our effective income tax rate; (xi) the outcome of contingencies, such as legal actions; (xii) environmental, social and governance related goals or commitments; and (xiii) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results may differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For additional information about factors that could cause actual results to differ materially from our expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our third quarter 2024 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023.